UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

VECTRUS, INC.

(Exact name of Registrant as specified in its charter)

Indiana	001-36341	38-3924636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2424 Garden of the Gods Road, Suite 300
Colorado Springs, CO 80919
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (719) 591-3600

Not Applicable
(Former name or former address, if changed since last report)
Securities Registered Under Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	VEC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
(a)

On September 30, 2021, Vectrus Systems Corporation, a wholly owned subsidiary of Vectrus, Inc. (collectively, the “Company”) signed and delivered a guaranty of certain obligations (the “Guaranty”) in connection with a lease agreement entered into by an entity controlled by the Company in support of its contractual obligations under a task order issued under Logistics Civil Augmentation Program (LOGCAP) V support services contract in support of the U.S. Military and the INDO-PACOM Setting the Theater Task Order and associated Performance Task Order (the “Lease”).

Under the terms of the Guaranty, the Company is required to guarantee the annual rent obligations under the Lease of $20 million per year for up to eight years, subject to a market adjustment beginning in the sixth year, and additional rent obligations for certain operating expenses. The Guaranty is limited to the failure to pay such annual rent and additional rent amounts under the Lease due to (i) offset, suspension or termination of payments by the U.S. Government for the Company’s non-compliance or acts or omissions in connection with the lease or other contracts with the U.S. Government, or (ii) termination of payments by the U.S. Government due to the Company’s fraud, willful misconduct or material breach or similar bad acts.

The Company is not required to provide any performance bond or other security to secure its obligations under the Guaranty.

The Guaranty is furnished as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Guaranty does not purport to be complete and is qualified in its entirety by reference to the Guaranty.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Guaranty of Lease, dated September 30, 2021, by Vectrus Systems Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2021	VECTRUS, INC.
	By:	/s/ Courtney A. Schoch
	Its:	Deputy General Counsel, Corporate and Corporate Secretary